SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington,  D.C.  20549
                            -----------------------
                                    FORM  8-K

                                 CURRENT  REPORT

                    Pursuant  to  Section  13  or  15  (D)  of  the
                        Securities  Exchange  Act  of  1934

Date  of  Report
(Date  of  earliest  event  reported):  February 16, 2004


                          Life  Partners  Holdings,  Inc.
             (Exact  name  of  registrant  as  specified  in  its  charter)

      Texas                          0-7900                       74-2962475
-----------------                -------------               -------------------
(State  or  other                 (Commission                  (IRS  Employer
jurisdiction  of                 File  Number)               Identification No.)
 incorporation)

                         204  Woodhew,  Waco,  Texas  76712
              ---------------------------------------------------
              (Address  of  principal  executive  offices)  (Zip  Code)

Registrant's  telephone  number,  including  area code:           (254) 751-7797
                                                                  --------------

Item  5.  Other  Events.
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On February 16, 2004, Life Partners Holdings, Inc. issued a press release announcing it would pay a dividend of four cents per share to shareholders of record of its common stock on February 29, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIFE  PARTNERS  HOLDINGS,  INC.

Date:  February 17, 2004              By:/s/Nina  Piper
                                        ----------------------------------------
                                        Nina  Piper
                                        (Principal  Accounting  Officer)

                                  EXHIBIT  INDEX

     Exhibit  99.1     Press  Release  dated  February 16, 2004

                                                                   Exhibit  99.1
                                                                Page 1 of 1 Page



            LIFE PARTNERS HOLDINGS, INC. TO PAY SHAREHOLDER DIVIDENDS


Waco, TX (February 16, 2004) Life Partners Holdings, Inc. (LPHI: NASDAQ) announced today that it would pay a dividend of four cents per share to shareholders of record of its common stock on February 29, 2004. The dividend will be paid on or about March 15, 2004.

The company announced last week that the board authorized management to increase its quarterly dividend from three cents per share to four cents per share for its current 4th Quarter ending February 29, 2004 and for each quarter of the 2005 fiscal year.

"The higher dividend reflects a continual positive trend in revenues and earnings." said LPHI Chairman Brian Pardo.


Safe Harbor - This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The statements in this news release that are not historical statements, including statements regarding future financial performance, the market for our services, and the value of our new contract signings, backlog and business pipeline, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from such statements. For information concerning these risks and uncertainties, see our most recent Form 10-K. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

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For  further  information  contact:

Dana  Yarbrough/Life  Partners  Holdings,  Inc.
800-368-5569
e-mail:  dyarbrough@lifepartnersinc.com